Exhibit 3.15

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 19th day of July, 2012 Director
Sent by Facsimile Transmission 1082330	Bureau of Commercial Services

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the RESTATED ARTICLES OF INCORPORATION - PROFIT for

INFOR GLOBAL SOLUTIONS (MICHIGAN), INC.

ID NUMBER: 22252A

received by facsimile transmission on January 21, 2009 is hereby endorsed Filed on January 21, 2009 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 21ST day of January, 2009. , Director

Bureau of Commercial Services
Sent by Facsimile Transmission 09021

BCS/CD-510 (Rev. 03/07)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received

(FOR BUREAU USE ONLY)

Name
Howard P. Young c/o Kirkland & Ellis LLP

Address
555 California Street, 27Fl.

City	State	ZIP Code
San Francisco	CA	94104

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

EFFECTIVE DATE:

RESTATED ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1. The present name of the corporation is:
Infor Global Solutions (Michigan), Inc.

2. The identification number assigned by the Bureau is: 22252A

3. All former names of the corporation are:
Brain North America Holding, Inc.; Brain North America, Inc.

4. The date of filing the original Articles of Incorporation was: September 9, 1999

The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is:

Infor Global Solutions (Michigan), Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed are:

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

90133

ARTICLE VI (Additional provisions, if any, may be inserted here; attach additional pages if needed.)

To the fullest extent permitted by the Michigan Business Corporation Act, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for any breach of fiduciary duty as a director. If the Michigan Business Corporation Act is amended after the date of the filing of this Restated Articles to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended from time to time. No repeal or modification of this Article VII by the shareholders shall adversely affect any right or protection of a director of the Corporation existing by virtue of this Article VII at the time of such repeal or modification.

5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b). **DO NOT COMPLETE BOTH.**

a. ☐ These Restated Articles of Incorporation were duly adopted on the ____________ day of ____________, ____________, in accordance with the provisions of Section 642 of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors.

Signed this ____________ day of ____________, ____________.

____________________ ____________________

____________________ ____________________

(Signatures of Incorporators; Type or Print Name Under Each Signature)

b. ☑ These Restated Articles of Incorporation were duly adopted on the 20th day of January, 2009, in accordance with the provisions of Section 642 of the Act: (check one of the following)

☐ by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

☐ by the shareholders at a meeting in accordance with section 611(3) of the Act.

☐ were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☑ were duly adopted by the written consent of all the shareholders entitled to vote in accordance with section 407(2) of the Act.

Signed this 20TH day of January, 2009

By [signature]
(Signature of an authorized officer or agent)

Gregory M. Giangiordano/President
(Type or Print Name)

BCS/CD-550m (Rev. 4/09)

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)	
MAY 2 8 2010	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.	FILED MAY 2 8 2010 Administrator BUREAU OF COMMERCIAL SERVICES

Name Howard P. Young c/o Kirkland & Ellis LLP		
Address 555 California Street, Suite 2700		
City San Francisco	State CA	ZIP Code 94104

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

EFFECTIVE DATE:

Expiration date for new assumed names: December 31,

Expiration date for transferred assumed names appear in Item 6

CERTIFICATE OF MERGER
Cross Entity Merger for use by Profit Corporations, Limited Liability Companies and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

Bridgelogix Corporation	
Bridgelogix Solutions LLC	
Infor Global Solutions (Michigan), Inc.	22252A

b. The name of the surviving (new) entity and its identification number is:

Infor Global Solutions (Michigan), Inc.	22252A

Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

13560 Morris Road, Suite 4100, Alpharetta, GA 30004

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the ________ day of ______________________, ________.

100791

550 CKB 134694

3. Complete for Profit Corporations only

For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Infor Global Solutions (Michigan), Inc.	Common - 10,368	Common	Common
Bridgelogix Corporation	Common - 425	Common	Common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

Each share of Bridgelogix Corporation outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be cancelled without consideration. Each share of Infor Global Solutions (Michigan), Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, remain outstanding and is not affected by the merger.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

None.

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a) The Plan of Merger was approved by unanimous consent of the incorporators of ______________________, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

______________________ (Signature of Incorporator) (Type or Print Name)

______________________ (Signature of Incorporator) (Type or Print Name)

______________________ (Signature of Incorporator) (Type or Print Name)

______________________ (Signature of Incorporator) (Type or Print Name)

b) The plan of merger was approved by:

☐ the Board of Directors of ______________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☑ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Infor Global Solutions (Michigan), Inc.

By ______________________
(Signature of Authorized Officer of Agent)
Gregory M. Giangiordano, President
(Type or print name)
Infor Global Solutions (Michigan), Inc.
(Name of Corporation)

By ______________________
(Signature of Authorized Officer of Agent)
Gregory M. Giangiordano, President
(Type or print name)
Bridgelogix Corporation
(Name of Corporation)

4. Complete for any Limited Liability Companies only

Check one of the following if Limited Liability Company is the survivor.

☐ There are no changes to be made to the Articles of Organization of the surviving limited liability company.

☐ The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

The manner and basis of converting the membership interests are as follows:

Each Membership Interest Unit of Bridgelogix Solutions LLC outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, be cancelled without consideration.

The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the Act.

Signed this 28th day of May, 2010

By ______________________
(Signature of Member, Manager or Authorized Agent)

Gregory M. Giangiordano, President, Authorized Agent
(Type or Print Name and Capacity)

Bridgelogix Solutions LLC
(Name of Limited Liability Company)

Signed this ________ day of ____________________, ________

By ______________________
(Signature of Member, Manager or Authorized Agent)

____
(Type or Print Name and Capacity)

____
(Name of Limited Liability Company)

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF MERGER

for

INFOR GLOBAL SOLUTIONS (MICHIGAN), INC.

ID NUMBER: 22252A

received by facsimile transmission on May 27, 2011 is hereby endorsed Filed on May 27, 2011 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

Effective Date: May 31, 2011

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27TH day of May, 2011. Director
Bureau of Commercial Services
Sent by Facsimile Transmission 11147

BCS/CD-550m (Rev. 4/08)

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received

(FOR BUREAU USE ONLY)

Name
Howard P. Young - c/o Kirkland & Ellis LLP

Address
555 California Street, Suite 2700

City	State	ZIP Code
San Francisco	CA	94104

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

EFFECTIVE DATE:

Expiration date for new assumed names: December 31,

Expiration date for transferred assumed names appear in Item 6

CERTIFICATE OF MERGER
Cross Entity Merger for use by Profit Corporations, Limited Liability Companies and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

Name	Identification number
Hansen Information Technologies Holdings, Inc.	
Infor Global Solutions (Michigan), Inc.	22252A

b. The name of the surviving (new) entity and its identification number is:

Name	Identification number
Infor Global Solutions (Michigan), Inc.	22252A

Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

13650 Morris Road, Suite 4100, Alpharetta, GA 30004

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31st day of May, at 10:00 a.m. (EST), 2011.

110810

3. Complete for Profit Corporations only

For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Hansen Information Technologies Holdings, Inc.	Common - 1,000	Common	Common
Infor Global Solutions (Michigan), Inc.	Common - 10,368	Common	Common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

Each share of Hansen Information Technologies Holdings, Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on part of the holder thereof, be cancelled without consideration. Each share of Infor Global Solutions (Michigan), Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, remain outstanding and is not affected by the merger.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

None

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a) The Plan of Merger was approved by unanimous consent of the incorporators of ______________________________________, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

______________________ (Signature of Incorporator) (Type or Print Name)   ______________________ (Signature of Incorporator) (Type or Print Name)

______________________ (Signature of Incorporator) (Type or Print Name)   ______________________ (Signature of Incorporator) (Type or Print Name)

b) The plan of merger was approved by:

☐ the Board of Directors of ______________________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☑ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Infor Global Solutions (Michigan), Inc.

By [signature]
(Signature of Authorized Officer of Agent)
Gregory M. Giangiordano, President
(Type or print name)
Hansen Information Technologies Holdings, Inc.
(Name of Corporation)

By [signature]
(Signature of Authorized Officer of Agent)
Gregory M. Giangiordano, President
(Type or print name)
Infor Global Solutions (Michigan), Inc.
(Name of Corporation)

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF MERGER

for

INFOR GLOBAL SOLUTIONS (MICHIGAN), INC.

ID NUMBER: 22252A

received by facsimile transmission on May 27, 2011 is hereby endorsed

Filed on May 27, 2011 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

Effective Date: May 31, 2011

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27TH day of May, 2011. Director
Bureau of Commercial Services
Sent by Facsimile Transmission 11147

BCS/CD-550m (Rev. 4/08)

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Howard P. Young - c/o Kirkland & Ellis LLP		
Address 555 California Street, Suite 2700		
City San Francisco	State CA	ZIP Code 94104

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

EFFECTIVE DATE:

Expiration date for new assumed names: December 31,

Expiration date for transferred assumed names appear in Item 6

CERTIFICATE OF MERGER
Cross Entity Merger for use by Profit Corporations, Limited Liability Companies and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

Hansen Information Technologies Holdings, Inc.	
Infor Global Solutions (Michigan), Inc.	22252A

b. The name of the surviving (new) entity and its identification number is:

Infor Global Solutions (Michigan), Inc.	22252A

Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

13650 Morris Road, Suite 4100, Alpharetta, GA 30004

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31st day of May, at 10:00 a.m. (EST), 2011.

110810

3. Complete for Profit Corporations only

For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Baan U.S.A., Inc.	Common - 1,000	Common	Common
Infor Global Solutions (Michigan), Inc.	Common - 10,368	Common	Common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

Each share of Baan U.S.A., Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on part of the holder thereof, be cancelled without consideration. Each share of Infor Global Solutions (Michigan), Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, remain outstanding and is not effected by the merger.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

None

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a) The Plan of Merger was approved by unanimous consent of the incorporators of ____________________ ____________________, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)
(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

b) The plan of merger was approved by:

☐ the Board of Directors of ____________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☑ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Infor Global Solutions (Michigan), Inc.

By ____________________
(Signature of Authorized Officer of Agent)
Gregory M. Giangiordano, President
(Type or print name)
Baan U.S.A, Inc.
(Name of Corporation)

By ____________________
(Signature of Authorized Officer of Agent)
Gregory M. Giangiordano, President
(Type or print name)
Infor Global Solutions (Michigan), Inc.
(Name of Corporation)

Michigan Department of Licensing and Regulatory Affairs

Filing Endorsement

This is to Certify that the CERTIFICATE OF MERGER

for

INFOR GLOBAL SOLUTIONS (MICHIGAN), INC.

ID NUMBER: 22252A

received by facsimile transmission on May 27, 2011 is hereby endorsed Filed on May 27, 2011 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document

Effective Date: May 31, 2011

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27TH day of May, 2011. Director
Bureau of Commercial Services
Sent by Facsimile Transmission 11147

BCS/CD-920m (Rev. 4/09)

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		
Howard P. Young - c/o Kirkland & Ellis LLP		
Address		
555 California Street, Suite 2700		
City	State	ZIP Code
San Francisco	CA	94104

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

EFFECTIVE DATE:

Expiration date for new assumed names: December 31,

Expiration date for transferred assumed names appear in item 6

CERTIFICATE OF MERGER
Cross Entity Merger for use by Profit Corporations, Limited Liability Companies and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

Baan U.S.A., Inc.	613197
Infor Global Solutions (Michigan), Inc.	22252A

b. The name of the surviving (new) entity and its identification number is:

Infor Global Solutions (Michigan), Inc.	22252A

Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

13650 Morris Road, Suite 4100, Alpharetta, GA 30004

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31st day of May, at 11:00 a.m. (EST), 2011.

1108/0

3. Complete for Profit Corporations only

For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Baan U.S.A., Inc.	Common - 1,000	Common	Common
Infor Global Solutions (Michigan), Inc.	Common - 10,368	Common	Common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

Each share of Baan U.S.A., Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on part of the holder thereof, be cancelled without consideration. Each share of Infor Global Solutions (Michigan), Inc. outstanding immediately prior to the merger shall, by virtue of the merger and without any action on the part of the holder thereof, remain outstanding and is not affected by the merger.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

None

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a) The Plan of Merger was approved by unanimous consent of the incorporators of ______________________________ , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

____
(Signature of Incorporator) (Type or Print Name)

____
(Signature of Incorporator) (Type or Print Name)

____
(Signature of Incorporator) (Type or Print Name)

____
(Signature of Incorporator) (Type or Print Name)

b) The plan of merger was approved by:

☐ the Board of Directors of ______________________________, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☑ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Infor Global Solutions (Michigan), Inc.

By ______________________________
(Signature of Authorized Officer or Agent)

Gregory M. Giangiordano, President
(Type or print name)

Baan U.S.A. Inc.
(Name of Corporation)

By ______________________________
(Signature of Authorized Officer or Agent)

Gregory M. Giangiordano, President
(Type or print name)

Infor Global Solutions (Michigan), Inc.
(Name of Corporation)